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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       (Date of Report): Date of earliest event reported: October 1, 1997


                             KEY ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)




         MARYLAND                      1-8038                   04-2648081
 (STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)        (IRS EMPLOYER
                                                            IDENTIFICATION NO.)


                          TWO TOWER CENTER, TENTH FLOOR
                        EAST BRUNSWICK, NEW JERSEY 08816
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  908/247-4822
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                (NOT APPLICABLE)
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On October 1, 1997, Key Four Corners, Inc., a wholly owned subsidiary of Key Energy Group, Inc. (the "Company"), completed an acquisition of substantially all of the assets of Big A Well Service Co., Sunco Trucking Co. and Justis Supply Co., Inc., each of which is a closely held New Mexico corporation (collectively, the "Sellers"). The assets acquired from the Sellers (the "Assets") consist of equipment and vehicles utilized in working over and servicing oil and gas wells, oil field fluid sales and services, oil and gas well drilling operations and the operation of a fabrication, repair and machine shop in the Four Corners area of the Southwest as well as certain real property and improvements located in Farmington, New Mexico. The consideration paid for the Assets was $28 million, subject to certain adjustments based on the Sellers' net working capital as of October 1, 1997, and 125,000 shares of common stock, par value $.10 per share, of the Company. The amount of such consideration, the cash portion of which was financed by the Company's credit facility and available cash balances, was determined by negotiations between the Company, the Sellers and the principal stockholder of Coleman Oil & Gas Co., the sole stockholder of all of the issued and outstanding capital stock of each of the Sellers. No material relationship exists between the Sellers or the principal stockholder of Coleman Oil & Gas Co. and the Company or any of its affiliates, any director or officer of the Company or any associate of any such officer or director. The Company intends for the assets of the Sellers to be used by Key Four Corners, Inc. in its well servicing operations.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  To be filed by amendment on or before December 15, 1997.

         (b)      Pro Forma Financial Information.

                  To be filed by amendment on or before December 15, 1997.

         (c)      Exhibits.

         The following exhibits, from which schedules have been omitted and will be furnished to the Commission upon its request, are filed with this report on Form 8-K.

                  2.1 Asset Purchase Agreement Among Key Four Corners, Inc., Key Energy Group, Inc., Coleman Oil & Gas Co., Big A Well Service Co., Sunco Trucking Co., Justis Supply Co., Inc. and George E. Coleman, dated September 2, 1997.

                  2.2 Real Estate Purchase and Sale Agreement among Coleman Oil & Gas Co., George E. Coleman and Key Four Corners, Inc., dated as of October 1, 1997.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 14, 1997                    KEY ENERGY GROUP, INC.



                                             By: /s/ Francis D. John
                                                ---------------------------
                                                 Francis D. John, President

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                                EXHIBIT INDEX


               2.1 Asset Purchase Agreement Among Key Four Corners, Inc., Key Energy Group, Inc., Coleman Oil & Gas Co., Big A Well Service Co., Sunco Trucking Co., Justis Supply Co., Inc. and George E. Coleman, dated September 2, 1997.

               2.2 Real Estate Purchase and Sale Agreement among Coleman Oil & Gas Co., George E. Coleman and Key Four Corners, Inc., dated as of October 1, 1997.